UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2019 (April 24, 2019)

VERITIV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36479	46-3234977
(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road NE Building 400, Suite 1700 Atlanta, Georgia (Address of principal executive offices)	30328 (Zip Code)

Registrant’s telephone number, including area code: (770) 391-8200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Veritiv Corporation (“Veritiv” or the “Company”) was held on April 24, 2019.  Of the 15,901,416 shares of Veritiv common stock outstanding and entitled to vote, 15,343,510 shares were represented, constituting a quorum.  At the Annual Meeting, Veritiv stockholders voted on three proposals and cast their votes as described below. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 1, 2019 (the “Proxy Statement”).

Item No. 1 :                                  Veritiv stockholders elected as directors the eight nominees named in the Proxy Statement and recommended by the Company’s Board of Directors to serve for a one year term expiring at the 2020 Annual Meeting of Stockholders and until their respective successors are elected and qualified, as follows:

		Votes		Broker
Name	Votes For	Against	Abstentions	Non-Votes

David E. Flitman	14,195,224	186,868	23,480	937,938

Daniel T. Henry	14,150,501	231,557	23,514	937,938

Mary A. Laschinger	13,836,795	565,777	3,000	937,938

Tracy A. Leinbach	14,130,770	251,511	23,291	937,938

William E. Mitchell	14,257,257	124,785	23,530	937,938

Michael P. Muldowney	14,150,172	231,883	23,517	937,938

Charles G. Ward, III	14,237,025	145,105	23,442	937,938

John J. Zillmer	13,988,843	393,173	23,556	937,938

Item No. 2:                                     Veritiv stockholders ratified the appointment of Deloitte & Touche LLP as Veritiv’s independent registered public accounting firm for 2019, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,315,432	22,823	5,255	0

Item No. 3:                                     Veritiv stockholders approved, on an advisory basis, Veritiv’s executive compensation, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,544,245	5,852,327	9,000	937,938

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITIV CORPORATION

Dated:	April 29, 2019	/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel & Corporate Secretary

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